UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pathway Energy Infrastructure Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dear Financial Advisor:
This week your client will receive a proxy solicitation for PATHWAY Energy Infrastructure Fund. This email is to encourage you to work with your client to vote his or her proxy in a timely manner.
Voting instructions were included in the proxy material - your client can vote by phone, by internet, or by signing and dating the proxy card they received.
The Board of Directors of the Fund recommends a vote FOR all of the proposals. We believe the proposals will benefit shareholders by providing greater investment opportunities and enhancing liquidity. The proposals to be voted on include (each is described in more detail in the proxy statement):

•	To approve restructuring the Fund to an interval fund by adopting a fundamental policy to require the Fund to conduct periodic repurchases of its outstanding shares of common stock.

•	To adopt a fundamental policy to allow the Fund to make loans to the fullest extent permitted by applicable law.

•
To approve a change to the Fund’s industry concentration policy to include infrastructure companies, a much larger investment universe; this proposal would require a name change to PATHWAY Capital Opportunity Fund, Inc.

•
To approve an amendment to the Fund’s charter that would allow the Fund to create multiple classes of shares and redesignate the currently outstanding shares. The Fund would initially create Class A, Class C, Class I and Class L shares, and would redesignate the Fund’s currently outstanding shares as Class A shares.

•	To approve an amendment to the charter to declassify the current Board of Directors and provide for directors to serve indefinite terms, which is the usual structure for interval funds.

•	To approve the adoption of a Shareholder Servicing plan and the fees for the plan.

•	To elect the board of directors.

•	To allow the Fund to adjourn the meeting to solicit additional proxies.

The proxy statement has a more detailed description of the proposals, including the benefits and risks associated with them. If you have questions about the proxy, please contact Provasi sales at 866.665.3600. Thank you for your time and your support.
Sincerely,

Shea Gordon
Managing Director, Distribution
Provasi Capital Partners

4039-1 Published 9/17 © 2017 Provasi Capital Partners        provasicapital.com 866.655.3600

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This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the applicable offering document filed or registered with appropriate federal and/or state regulatory agencies, and sold by broker-dealers authorized to do so.
Important Risk Factors to Consider
Investment in securities of investment programs distributed by Provasi Capital Partners LP is subject to substantial risks and may result in the loss of principal invested. Such programs may not be suitable for all investors. Refer to the applicable offering document for more information pertaining to funds and other investment products distributed by Provasi Capital Partners LP.
Provasi Capital Partners LP is a member of FINRA/SIPC.
Principal underwriting and/or wholesale distribution services are provided by Provasi Capital Partners LP. This material has been prepared by Provasi Capital Partners LP. For information about investment products distributed by Provasi Capital Partners LP, please refer to the applicable offering document or visit provasicapital.com.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED ANY FUND DISTRIBUTED BY PROVASI CAPITAL PARTNERS LP. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
About Provasi Capital Partners
Provasi Capital Partners offers access to specialized investment strategies through a multi-manager approach presenting advisors and their clients with unique options for allocating capital, managing risk and diversifying assets. For more information, call 866.655.3600 or visit provasicapital.com.
NOTICE: The information contained in this email may be confidential and/or legally privileged. It has been sent for the sole use of the intended recipient(s). If the reader of this message is not an intended recipient, or the employee or agent responsible to deliver it to the intended recipient, you are hereby notified that any unauthorized review, use, disclosure, dissemination, distribution, or copying of this communication, or any of its contents, is strictly prohibited. If you have received this communication in error, please immediately notify us by telephone (866.655.3600), and destroy all copies of the message and its attachments without reading, printing or saving in any manner. Thank you.

Dear Home Office Contact:
This week advisors will receive notification from us that their clients were recently mailed a proxy solicitation for PATHWAY Energy Infrastructure Fund. This email is to encourage you to work with your firm’s advisors to encourage their clients to vote the proxy in a timely manner.
Voting instructions were included in the proxy material - clients can vote by phone, by internet, or by signing and dating the proxy card they received.
The Board of Directors of the Fund recommends a vote FOR all of the proposals in the proxy. We believe the proposals will benefit shareholders by providing greater investment opportunities and enhancing liquidity. The proposals to be voted on include:

•	To approve restructuring the Fund to an interval fund by adopting a fundamental policy to require the Fund to conduct periodic repurchases of its outstanding shares of common stock.

•	To adopt a fundamental policy to allow the Fund to make loans to the fullest extent permitted by applicable law.

•
To approve a change to the Fund’s industry concentration policy to include infrastructure companies, a much larger investment universe; this proposal would require a name change to PATHWAY Capital Opportunity Fund, Inc.

•
To approve an amendment to the Fund’s charter that would allow the Fund to create multiple classes of shares and redesignate the currently outstanding shares. The Fund would initially create Class A, Class C, Class I and Class L shares, and would redesignate the Fund’s currently outstanding shares as Class A shares.

•	To approve an amendment to the charter to declassify the current Board of Directors and provide for directors to serve indefinite terms, which is the usual structure for interval funds.

•	To approve the adoption of a Shareholder Servicing plan and the fees for the plan.

•	To elect the board of directors.

•	To allow the Fund to adjourn the meeting to solicit additional proxies.

The proxy statement has a more detailed description of the proposals, including the benefits and risks associated with them. If you have questions about the proxy, please contact Provasi sales at 866.665.3600. Thank you for your time and your support.
Sincerely,

James Ryan
Managing Director, National Accounts
Provasi Capital Partners

4039-1 Published 9/17 © 2017 Provasi Capital Partners        provasicapital.com 866.655.3600

Connect with us
This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the applicable offering document filed or registered with appropriate federal and/or state regulatory agencies, and sold by broker-dealers authorized to do so.
Important Risk Factors to Consider
Investment in securities of investment programs distributed by Provasi Capital Partners LP is subject to substantial risks and may result in the loss of principal invested. Such programs may not be suitable for all investors. Refer to the applicable offering document for more information pertaining to funds and other investment products distributed by Provasi Capital Partners LP.
Provasi Capital Partners LP is a member of FINRA/SIPC.
Principal underwriting and/or wholesale distribution services are provided by Provasi Capital Partners LP. This material has been prepared by Provasi Capital Partners LP. For information about investment products distributed by Provasi Capital Partners LP, please refer to the applicable offering document or visit provasicapital.com.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED ANY FUND DISTRIBUTED BY PROVASI CAPITAL PARTNERS LP. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
About Provasi Capital Partners
Provasi Capital Partners offers access to specialized investment strategies through a multi-manager approach presenting advisors and their clients with unique options for allocating capital, managing risk and diversifying assets. For more information, call 866.655.3600 or visit provasicapital.com.
NOTICE: The information contained in this email may be confidential and/or legally privileged. It has been sent for the sole use of the intended recipient(s). If the reader of this message is not an intended recipient, or the employee or agent responsible to deliver it to the intended recipient, you are hereby notified that any unauthorized review, use, disclosure, dissemination, distribution, or copying of this communication, or any of its contents, is strictly prohibited. If you have received this communication in error, please immediately notify us by telephone (866.655.3600), and destroy all copies of the message and its attachments without reading, printing or saving in any manner. Thank you.